                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 3, 1999
                                                        ----------------


                       Building One Services Corporation
--------------------------------------------------------------------------------
                (Exact name of registrant specified in Charter)


     Delaware                     000-23421                    52-2054952
--------------------------------------------------------------------------------
  (State or other                (Commission                (I.R.S. Employer
  jurisdiction of                File Number)              Identification No.)
  incorporation)

  110 Cheshire Lane, Suite 210, Minnetonka, MN                    55305
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    Zip Code



         Registrant's telephone, including area code: (612) 249-4900

Item 5.   Other Events.

  On November 3, 1999, Building One Services Corporation ("Building One") announced that it had entered into an Agreement and Plan of Merger, dated November 2, 1999, with Group Maintenance America Corp. ("GroupMAC"). Attached hereto are: (i) the audited financial statements of GroupMAC included in its annual report on Form 10-K for the fiscal year ended December 31, 1998 and the unaudited financial statements included in its interim report on Form 10-Q for the interim period ended September 30, 1999; and (ii) the pro forma financial statements reflecting the merger of GroupMAC and Building One as of December 31, 1998 and September 30, 1999 and for the year and nine months then ended, respectively, and separate pro forma financials of GroupMAC and Building One reflecting the acquisitions made by each company in 1998 and 1999 as of and for the same periods as the combined company pro forma financial statements.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements

  1. Audited consolidated balance sheet of GroupMAC as of December 31, 1998 and 1997, and the related consolidated statements of income and cash flows for each of the three years in the period ended December 31, 1998, included in the annual report on Form 10-K of GroupMAC for the fiscal year ended December 31, 1998 are hereby incorporated herein by reference. These financial statements are attached hereto as Exhibit 99.01.

  2. Unaudited consolidated balance sheet of GroupMAC as of September 30, 1999, unaudited consolidated statements of income and retained earnings for the three months ended September 30, 1999 and September 31, 1998 and for the nine months ended September 30, 1999 and September 30, 1998 and unaudited consolidated statements of cash flows for the nine months ended September 30, 1999 and September 30, 1998, included in the interim report on Form 10-Q of GroupMAC for the interim period ended September 30, 1999, are hereby incorporated herein by reference. These financial statements are attached hereto as Exhibit 99.02.


(b) Pro Forma Financial Information -- The unaudited pro forma combined balance sheets as of September 30, 1999 and the unaudited pro forma combined statements of income for the year ended December 31, 1998 and the nine months ended September 30, 1999 are as follows:

                                COMBINED COMPANY

                              UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS

   On November 3, 1999, GroupMAC and Building One announced the signing of a definitive agreement to merge the two companies. Under the terms of the merger, each outstanding share of Building One common stock will be converted into the right to receive 1.25 shares of GroupMAC common stock. As part of the merger, GroupMAC shareholders may elect to receive cash for up to 50% of their shares at $13.50 per share, subject to proration in the event that holders of more than approximately 11 million shares elect to receive cash. If this cash election is fully subscribed, up to approximately 11 million shares of GroupMAC common stock, or approximately 29% of the shares currently outstanding, will be cancelled in the merger.

   Concurrent with the closing of the merger, affiliates of Apollo Management, L.P. ("Apollo") will exchange $105 million of Building One convertible junior subordinated debentures, the "Building One convertible debt", and $150 million of cash for approximately $255 million of GroupMAC convertible preferred stock, the "preferred stock". The cash proceeds from the investment will be used to fund the cash election right described above.

   The preferred stock will mature in 2012 and will bear a dividend yield coupon rate of 7.25% payable quarterly in cash. The combined company can defer payment of dividends during the first three years without penalty. The preferred stock will be convertible into shares of combined company common stock at a conversion price of $14.00 per common share.

   The merger is subject to the approval of both companies' shareholders, concurrent completion of the Apollo investment, regulatory approval and other customary closing conditions, and is expected to close in the first quarter of 2000.

   GroupMAC received an underwritten commitment letter from Bank of America, N.A. and Chase Bank of Texas, N.A., as co-lead arrangers and co-book managers, to provide a total of $800 million in financing. It is expected that Building One's $200 million of senior subordinated debt will be assumed by GroupMAC and remain outstanding, and that GroupMAC will refinance its senior subordinated notes.

   The name of the combined company will be announced on or before the closing. For purposes of the discussions below, the combined entity is referred to as "combined company".

   GroupMAC will be the surviving legal entity in the merger. However, for accounting purposes, Building One is deemed to be the acquiror and, accordingly, Building One will account for the merger as a "reverse acquisition" of GroupMAC under the purchase method of accounting. Under this method of accounting, the combined company's historical results for periods prior to the merger will be the same as Building One's historical results. On the date of the merger, the assets and liabilities of GroupMAC will be recorded at their estimated fair values.

   The following combined company unaudited pro forma financial statements utilize the unaudited pro forma financial statements of GroupMAC and Building One as of September 30, 1999 and for the nine months ended September 30, 1999 and for the year ended December 31, 1998, which give effect to the acquisitions made by each company during 1998 and 1999 including amounts owed in connection with those acquisitions. The combined company unaudited pro forma financial statements give effect to the transactions highlighted above as if the transactions had occurred on September 30, 1999 for purposes of the combined company unaudited pro forma balance sheet, and on January 1, 1998 for purposes of the combined company unaudited pro forma statements of operations. The unaudited pro forma combined financial statements for GroupMAC and Building One are derived from the separate pro forma financial statements of each company set forth immediately following these combined company unaudited pro forma financial statements.

                                COMBINED COMPANY

                              UNAUDITED PRO FORMA
                       FINANCIAL STATEMENTS--(Continued)


   The pro forma adjustments are based on preliminary estimates and certain assumptions that GroupMAC and Building One believe are reasonable under the circumstances. The preliminary allocation of the purchase price to assets and liabilities of GroupMAC reflects the assumption that assets and liabilities are carried at historical amounts which approximate fair market value. The actual allocation of the purchase price may differ from that reflected in the unaudited pro forma financial statements after a more extensive review of the fair market values of the assets and liabilities has been completed.

   With respect to cost savings and synergies associated with the combined organization, management cannot fully quantify such items at this time. It is anticipated that any such savings will be partially offset by the cost of additional corporate infrastructure to support the combined operation. These savings and costs cannot be accurately quantified at this time and they have not been included in the pro forma combined financial information of the combined company.

   The following combined company pro forma financial statements are based on assumptions and include adjustments as explained in the notes thereto. The combined company unaudited pro forma financial statements are not necessarily indicative of the actual financial results that would have occurred if the transactions described above had been effective on and as of the dates indicated and may not be indicative of operations in future periods or as of future dates. The combined company unaudited pro forma financial statements should be read in conjunction with the notes thereto.

                               COMBINED COMPANY

                       UNAUDITED PRO FORMA BALANCE SHEET
                              September 30, 1999

                                (in thousands)


                                                Merger Transaction
                                            ------------------------
                                                Apollo Investment
                                            ------------------------
                                             Preferred  Pref Stock/
                                Building       Stock     Conv Deb
                     GroupMAC     One        Investment  Exchange
                     Pro Forma Pro Forma         (a)       (b)
      ASSETS         --------- ----------    ---------- -----------
CURRENT ASSETS:
 Cash and cash
 equivalents.......  $    --   $      --      $146,500   $    --
 Accounts
 receivable, net
 of allowance......   317,344     362,147          --         --
 Inventories.......    20,635       8,213          --         --
 Costs and
 estimated
 earnings in
 excess of
 billings on
 uncompleted
 contracts.........    50,299      49,875          --         --
 Prepaid expenses
 and other current
 assets............     8,167      11,590          --         --
 Deferred tax
 asset.............     9,750       4,424          --         --
 Refundable income
 taxes.............       --        3,405          --         --
                     --------  ----------    ---------- -----------
   Total current
   assets..........   406,195     439,654      146,500        --
                     --------  ----------    ---------- -----------
PROPERTY AND
EQUIPMENT, net.....    55,913      57,358          --         --
GOODWILL AND OTHER
INTANGIBLES, net...   518,003     673,238          --         --
DEFERRED DEBT ISSUE
COSTS, net.........    13,568      21,055
OTHER LONG-TERM                                    --      (4,485)
ASSETS.............     1,744       6,384          --         --
                     --------  ----------    ---------- -----------
   Total assets....  $995,423  $1,197,689     $146,500   $ (4,485)
                     ========  ==========    ========== ===========
  LIABILITIES AND
   SHAREHOLDERS'
      EQUITY
  ---------------
CURRENT
LIABILITIES:
 Accounts
 payable...........  $ 92,510  $   92,036     $    --    $    --
 Accrued
 compensation......    42,981      41,669          --         --
 Accrued
 liabilities.......    27,934      46,409          --         --
 Billings in
 excess of costs
 and estimated
 earnings on
 uncompleted
 contracts.........    47,997      81,109          --         --
 Deferred service
 revenue...........     5,022         --           --         --
 Income taxes
 payable...........     8,844         --           --      (1,749)
 Other current
 liabilities.......     2,746         --           --         --
                     --------  ----------    ---------- -----------
   Total current
   liabilities.....   228,034     261,223          --      (1,749)
REVOLVING CREDIT
FACILITY...........   218,844     111,499          --         --
TERM CREDIT
FACILITY...........       --      124,375          --         --
SENIOR SUBORDINATED
NOTES, net of
unamortized
discount...........   130,000     195,680          --         --
JUNIOR SUBORDINATED
NOTES..............     4,150         --           --         --
CONVERTIBLE JUNIOR
SUBORDINATED
DEBENTURES.........       --      103,190          --    (103,190)
DEFERRED TAX
LIABILITY..........     1,486       2,243          --         --
OTHER LONG-TERM
LIABILITIES........     3,084       2,463          --         --
MANDATORILY
REDEEMABLE,
CONVERTIBLE
PREFERRED STOCK....       --          --       146,500    103,190
SHAREHOLDERS'
EQUITY
 Common stock......        38          26          --         --
 Additional paid-
 in capital........   382,949     310,216          --         --
 Retained
 earnings..........    26,838      87,339          --      (2,736)
 Accumulated other
 comprehensive
 loss..............       --         (565)         --         --
                     --------  ----------    ---------- -----------
   Total
   shareholders'
   equity..........   409,825     397,016          --      (2,736)
                     --------  ----------    ---------- -----------
   Total
   liabilities and
   shareholders'
   equity..........  $995,423  $1,197,689     $146,500   $ (4,485)
                     ========  ==========    ========== ===========




                                                    Merger Transaction
                   --------------------------------------------------------------------------------------------
                                                   Record Goodwill on Merger
                   --------------------------------------------------------------------------------------------
                                             Put of         Write-off                              Pro Forma
                   Cancellation   Merger     GroupMAC        GroupMAC      Eliminate     Reverse    Combined
                   of GroupMAC    Costs    Sr Sub Notes,    credit line     GroupMAC   Acquisition   Company
                      Common    net of tax  net of tax   costs, net of tax   Equity    of GroupMAC  Prior to
                    Stock (c)      (d)          (e)             (f)           (g)          (h)     Refinancing
      ASSETS       ------------ ---------- ------------- ----------------- ----------- ----------- ------------
CURRENT ASSETS:
 Cash and cash
 equivalents....... $ (146,500)  $   --      $    --          $  --        $      --    $    --    $      --
 Accounts
 receivable, net
 of allowance......        --        --           --             --               --         --       679,491
 Inventories.......        --        --           --             --               --         --        28,848
 Costs and
 estimated
 earnings in
 excess of
 billings on
 uncompleted
 contracts.........        --        --           --             --               --         --       100,174
 Prepaid expenses
 and other current
 assets............        --        --           --             --               --         --        19,757
 Deferred tax
 asset.............        --        --           --             --               --         --        14,174
 Refundable income
 taxes.............        --        --         1,153          1,296              --         --         5,854
                   ------------ ---------- ------------- ----------------- ----------- ----------- ------------
   Total current
   assets..........   (146,500)      --         1,153          1,296              --         --       848,298
                   ------------ ---------- ------------- ----------------- ----------- ----------- ------------
PROPERTY AND
EQUIPMENT, net.....        --        --           --             --               --         --       113,271
GOODWILL AND OTHER
INTANGIBLES, net...        --     16,328        7,043          2,027         (259,825)   274,869    1,231,683
DEFERRED DEBT ISSUE
COSTS, net.........        --        --       (10,246)        (3,323)             --         --        16,569
OTHER LONG-TERM
ASSETS.............        --        --           --             --               --         --         8,128
                   ------------ ---------- ------------- ----------------- ----------- ----------- ------------
   Total assets.... $ (146,500)  $16,328     $ (2,050)        $  --        $ (259,825)  $274,869   $2,217,949
                   ============ ========== ============= ================= =========== =========== ============

  LIABILITIES AND
   SHAREHOLDERS'
      EQUITY
  ---------------
CURRENT
LIABILITIES:
 Accounts
 payable........... $      --    $   --      $    --          $  --        $      --    $    --    $  184,546
 Accrued
 compensation......        --        --           --             --               --         --        84,650
 Accrued
 liabilities.......        --        --           --             --               --         --        74,343
 Billings in
 excess of costs
 and estimated
 earnings on
 uncompleted
 contracts.........        --        --           --             --               --         --       129,106
 Deferred service
 revenue...........        --        --           --             --               --         --         5,022
 Income taxes
 payable...........        --     (3,745)      (3,350)           --               --         --           --
 Other current
 liabilities.......        --        --           --             --               --         --         2,746
                   ------------ ---------- ------------- ----------------- ----------- ----------- ------------
   Total current
   liabilities.....        --     (3,745)      (3,350)           --               --         --       480,413
REVOLVING CREDIT
FACILITY...........      3,500    24,800      131,300            --               --         --       489,943
TERM CREDIT
FACILITY...........        --        --           --             --               --         --       124,375
SENIOR SUBORDINATED
NOTES, net of
unamortized
discount...........        --        --      (130,000)           --               --         --       195,680
JUNIOR SUBORDINATED
NOTES..............        --        --           --             --               --         --         4,150
CONVERTIBLE JUNIOR
SUBORDINATED
DEBENTURES.........        --        --           --             --               --         --           --
DEFERRED TAX
LIABILITY..........        --        --           --             --               --         --         3,729
OTHER LONG-TERM
LIABILITIES........        --        --           --             --               --         --         5,547
MANDATORILY
REDEEMABLE,
CONVERTIBLE
PREFERRED STOCK....        --        --           --             --               --         --       249,690
SHAREHOLDERS'
EQUITY
 Common stock......        (11)      --           --             --               (27)        34           60
 Additional paid-
 in capital........   (149,989)      --           --             --          (232,960)   274,835      585,051
 Retained
 earnings..........        --     (4,727)         --             --           (26,838)       --        79,876
 Accumulated other
 comprehensive
 loss..............        --        --           --             --               --         --          (565)
                   ------------ ---------- ------------- ----------------- ----------- ----------- ------------
   Total
   shareholders'
   equity..........   (150,000)   (4,727)         --             --          (259,825)   274,869      664,422
                   ------------ ---------- ------------- ----------------- ----------- ----------- ------------
   Total
   liabilities and
   shareholders'
   equity.......... $ (146,500)  $16,328     $ (2,050)          $--        $ (259,825)  $274,869   $2,217,949
                   ============ ========== ============= ================= =========== =========== ============

   The accompanying notes are an integral part of these unaudited pro forma financial statements.

                               COMBINED COMPANY

                              September 30, 1999
                                (in thousands)

                                                                              Refinancing
                                                               -----------------------------------------
                                                 Pro Forma                              Write-off
                                              Combined Company Refinance existing  Building One credit   Pro Forma
                                                  Prior to     revolver balances  line costs, net of tax  Combined
         ASSETS                                 Refinancing           (i)                  (j)            Company
         ------                               ---------------- ------------------ ---------------------- ----------
CURRENT ASSETS:
 Cash and cash equivalents..................     $      --          $    --              $   --          $      --
 Accounts receivable,  net of allowance.....        679,491              --                  --             679,491
 Inventories................................         28,848              --                  --              28,848
 Costs and estimated earnings in excess of
 billings on uncompleted contracts..........        100,174              --                  --             100,174
 Prepaid expenses and other current assets...        19,757              --                  --              19,757
 Deferred tax asset.........................         14,174              --                  --              14,174
 Refundable income taxes....................          5,854              --                3,377              9,231
                                                 ----------         --------             -------         ----------
   Total current assets.....................        848,298              --                3,377            851,675
                                                 ----------         --------             -------         ----------
PROPERTY AND EQUIPMENT, net.................        113,271              --                  --             113,271
GOODWILL AND OTHER INTANGIBLES, net.........      1,231,683              --                  --           1,231,683
DEFERRED DEBT ISSUE COSTS, net..............         16,569           10,200              (8,658)            18,111
OTHER LONG-TERM ASSETS......................          8,128              --                  --               8,128
                                                 ----------         --------             -------         ----------
   Total assets.............................     $2,217,949         $ 10,200             $(5,281)        $2,222,868
                                                 ==========         ========             =======         ==========
    LIABILITIES AND SHAREHOLDERS' EQUITY
  --------------------------------------
CURRENT LIABILITIES:
 Accounts payable...........................     $  184,546         $    --              $   --          $  184,546
 Accrued compensation.......................         84,650              --                  --              84,650
 Accrued liabilities........................         74,343              --                  --              74,343
 Billings in excess of costs and estimated
 earnings on uncompleted contracts..........        129,106              --                  --             129,106
 Deferred service revenue...................          5,022              --                  --               5,022
 Income taxes payable.......................            --               --                  --                 --
 Other current liabilities..................          2,746              --                  --               2,746
                                                 ----------         --------             -------         ----------
   Total current liabilities................        480,413              --                  --             480,413
REVOLVING CREDIT FACILITY...................        489,943         (489,943)                --                 --
NEW CREDIT FACILITY--Revolver...............           --           324,518                 --             324,518
NEW CREDIT FACILITY--Delayed Draw Term A....           --           130,000                 --             130,000
NEW CREDIT FACILITY--Term B.................           --           170,000                 --             170,000
TERM CREDIT FACILITY........................        124,375         (124,375)                --                 --
SENIOR SUBORDINATED NOTES, net of
unamortized discount........................        195,680              --                  --             195,680
JUNIOR SUBORDINATED NOTES...................          4,150              --                  --               4,150
CONVERTIBLE JUNIOR SUBORDINATED
DEBENTURES..................................            --               --                  --                 --
DEFERRED TAX LIABILITY......................          3,729              --                  --               3,729
OTHER LONG-TERM LIABILITIES.................          5,547              --                  --               5,547
MANDATORILY REDEEMABLE,
CONVERTIBLE PREFERRED STOCK.................        249,690              --                  --             249,690
SHAREHOLDERS' EQUITY Common stock...........             60              --                  --                  60
 Additional paid-in capital.................        585,051              --                  --             585,051
 Retained earnings..........................         79,876              --               (5,281)            74,595
 Accumulated other comprehensive loss.......           (565)             --                  --                (565)
                                                 ----------         --------             -------         ----------
   Total shareholders' equity...............        664,422              --               (5,281)           659,141
                                                 ----------         --------             -------         ----------
   Total liabilities and
   shareholders' equity.....................     $2,217,949         $ 10,200             $(5,281)        $2,222,868
                                                 ==========         ========             =======         ==========

   The accompanying notes are an integral part of these unaudited pro forma financial statements.

                                COMBINED COMPANY

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998
                     (in thousands, except per share data)

                                                                  Pro Forma
                                                                  Combined
                                       Building    Pro Forma       Company        Pro Forma    Pro Forma
                           GroupMAC      One        Merger        Prior to       Refinancing    Combined
                          Pro Forma   Pro Forma   Adjustments    Refinancing     Adjustments    Company
                          ----------  ----------  -----------    -----------     -----------   ----------
REVENUES................  $1,441,473  $1,604,336   $    --       $3,045,809        $   --      $3,045,809
COST OF SERVICES........   1,126,288   1,276,135        --        2,402,423            --       2,402,423
                          ----------  ----------   --------      ----------        -------     ----------
 Gross profit...........     315,185     328,201        --          643,386            --         643,386
SELLING, GENERAL AND
 ADMINISTRATIVE
 EXPENSES...............     190,990     182,983        --          373,973            --         373,973
AMORTIZATION OF
 GOODWILL...............      13,346      17,679        552 (a)      31,577            --          31,577
                          ----------  ----------   --------      ----------        -------     ----------
   Income from
    operations..........     110,849     127,539       (552)        237,836            --         237,836
OTHER INCOME (EXPENSE):
 Interest expense.......     (31,633)    (51,062)    10,770 (b)     (71,925)        (1,934)(g)    (73,859)
 Interest income........         --          --         --              --             --             --
 Other..................       1,415       3,777        --            5,192            --           5,192
                          ----------  ----------   --------      ----------        -------     ----------
   Income before income
    tax provision.......      80,631      80,254     10,218         171,103         (1,934)       169,169
INCOME TAX PROVISION....      35,213      38,771      4,233 (c)      78,217           (760)(h)     77,457
                          ----------  ----------   --------      ----------        -------     ----------
NET INCOME..............  $   45,418  $   41,483   $  5,985      $   92,886        $(1,174)    $   91,712
Preferred dividends.....         --          --     (18,356)(d)     (18,356)           --         (18,356)
Amortization of deferred
 issue costs on
 mandatorily redeemable,
 convertible preferred
 stock..................         --          --        (292)(e)        (292)           --            (292)
                          ----------  ----------   --------      ----------        -------     ----------
NET INCOME AVAILABLE TO
 COMMON SHAREHOLDERS....  $   45,418  $   41,483   $(12,663)     $   74,238        $(1,174)    $   73,064
                          ==========  ==========   ========      ==========        =======     ==========
NET INCOME PER SHARE--
 BASIC..................  $     1.18  $     1.57                 $     1.23 (f)                $     1.21 (i)
                          ==========  ==========                 ==========                    ==========
WEIGHTED AVERAGE
 SHARES--BASIC..........      38,412      26,357                     60,247 (f)                    60,247 (i)
                          ==========  ==========                 ==========                    ==========
NET INCOME PER SHARE--
 DILUTED................  $     1.17  $     1.47                 $     1.17 (f)                $     1.15 (i)
                          ==========  ==========                 ==========                    ==========
WEIGHTED AVERAGE
 SHARES--DILUTED........      38,968      31,538                     79,632 (f)                    79,632 (i)
                          ==========  ==========                 ==========                    ==========


    The accompanying notes are an integral part of these unaudited pro forma financial statements.

                                COMBINED COMPANY

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                     (in thousands, except per share data)

                                                                 Pro Forma
                                                                 Combined
                                       Building    Pro Forma      Company        Pro Forma    Pro Forma
                           GroupMAC      One        Merger       Prior to       Refinancing    Combined
                          Pro Forma   Pro Forma   Adjustments   Refinancing     Adjustments    Company
                          ----------  ----------  -----------   -----------     -----------   ----------
REVENUES................  $1,214,543  $1,363,487    $   --      $2,578,030        $  --       $2,578,030
COST OF SERVICES........     966,173   1,085,207        --       2,051,380           --        2,051,380
                          ----------  ----------    -------     ----------        ------      ----------
 Gross profit...........     248,370     278,280        --         526,650           --          526,650
SELLING, GENERAL AND
 ADMINISTRATIVE
 EXPENSES...............     152,942     157,331        --         310,273           --          310,273
RESTRUCTURING AND
 RECAPITALIZATION
 CHARGES................         --        8,020        --           8,020           --            8,020
AMORTIZATION OF
 GOODWILL...............      10,009      13,259        415 (a)     23,683           --           23,683
                          ----------  ----------    -------     ----------        ------      ----------
   Income from
    operations..........      85,419      99,670       (415)       184,674           --          184,674
OTHER INCOME (EXPENSE):
 Interest expense.......     (23,725)    (38,297)     8,078 (b)    (53,944)       (1,450)(g)     (55,394)
 Interest income........         --          --         --             --            --              --
 Other..................         444         511        --             955           --              955
                          ----------  ----------    -------     ----------        ------      ----------
   Income before income
    tax provision.......      62,138      61,884      7,663        131,685        (1,450)        130,235
INCOME TAX PROVISION....      27,058      28,744      3,119 (c)     58,921          (560)(h)      58,361
                          ----------  ----------    -------     ----------        ------      ----------
NET INCOME..............  $   35,080  $   33,140    $ 4,544     $   72,764        $ (890)     $   71,874
Preferred dividends.....         --          --     (13,767)(d)    (13,767)          --          (13,767)
Amortization of deferred
 issue costs on
 mandatorily redeemable,
 convertible preferred
 stock..................         --          --        (219)(e)       (219)          --             (219)
                          ----------  ----------    -------     ----------        ------      ----------
NET INCOME AVAILABLE TO
 COMMON SHAREHOLDERS....  $   35,080  $   33,140    $(9,442)    $   58,778        $ (890)     $   57,888
                          ==========  ==========    =======     ==========        ======      ==========
NET INCOME PER SHARE--
 BASIC..................  $     0.91  $     1.26                $     0.98 (f)                $     0.96 (i)
                          ==========  ==========                ==========                    ==========
WEIGHTED AVERAGE
 SHARES--BASIC..........      38,412      26,357                    60,247 (f)                    60,247 (i)
                          ==========  ==========                ==========                    ==========
NET INCOME PER SHARE--
 DILUTED................  $     0.91  $     1.17                $     0.92 (f)                $     0.91 (i)
                          ==========  ==========                ==========                    ==========
WEIGHTED AVERAGE
 SHARES--DILUTED........      38,737      31,538                    79,401 (f)                    79,401 (i)
                          ==========  ==========                ==========                    ==========


    The accompanying notes are an integral part of these unaudited pro forma financial statements.

                               COMBINED COMPANY

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1. UNAUDITED PRO FORMA BALANCE SHEET ADJUSTMENTS

   The following summarizes the unaudited pro forma balance sheet adjustments (in thousands except per share amounts):

  a) Records the shares of preferred stock to be issued to Apollo in exchange for $150,000 in cash, net of estimated issuance costs of approximately $3,500.

  b) Records the shares of preferred stock to be issued to Apollo in exchange for the Building One convertible debt in the amount of $103,190 (including in-kind accrued interest of $3,190 through September 30, 1999). It is anticipated that the Building One convertible debt will have a balance of approximately $105 million as of the closing of the transactions. Also records the write-off of $4,485 of unamortized deferred debt issue costs associated with the Building One convertible debt and the associated tax benefit of $1,749 at a 39% effective tax rate directly to the combined company's retained earnings. This net of tax charge of $2,736 will be reflected in the historical statement of operations of the combined company upon consummation of the transactions. See Note 3.

  c) Records the maximum number of shares of GroupMAC common stock to be canceled in the cash election merger with the cash proceeds of the preferred stock issuance discussed in Note 1a above as follows:

    Estimated net proceeds from the issuance of shares of preferred stock........................................................... $146,500
    Borrowings under the GroupMAC credit agreement to replenish
     issuance costs deducted from the proceeds.......................    3,500
                                                                      --------
    Maximum cash available to cancel shares in the cash election merger.......................................................... $150,000
    Cash election price per share.................................... $  13.50
                                                                      --------
    Maximum number of shares available for cancellation in the cash
     election merger.................................................   11,111
                                                                      ========

  d) Records the estimated cash merger costs of GroupMAC and Building One along with the related tax benefit as follows:

                                                                     Building
                                                            GroupMAC   One
                                                            -------- --------
    Estimated nondeductible brokerage, legal, accounting
     and other professional fees........................... $ 8,765  $ 6,435
    Estimated deductible severance costs...................   1,850    6,000
    Estimated deductible office closing costs and other
     exit activities costs.................................     --     1,750
                                                            -------  -------
    Total estimated merger costs........................... $10,615  $14,185
                                                            =======  =======
    Tax benefit on deductible costs at 39%................. $   722  $ 3,023
                                                            =======  =======

   In connection therewith, the net of tax amount of $4,727 related to Building One severance and reserves for the closing of duplicate office space has been recorded directly to combined company retained earnings. This net of tax charge of $4,727 will be reflected in the historical statement of operations of combined company upon consummation of the transactions. See Note 3.

  e) Records the anticipated refinancing of GroupMAC's $130,000 Senior Subordinated Notes at 101% due to change of control provisions in the associated indenture. Also records the call premium of $1,300, the elimination of $10,246 in related deferred debt issue costs and the associated tax benefits of $4,503 at a 39% effective tax rate.

  f) Represents the elimination of GroupMAC's unamortized deferred debt issue costs of $3,323 related to its existing revolving credit facility and the associated tax benefit of $1,296 at a 39% effective tax rate.

  g) Records the elimination of GroupMAC's pro forma shareholders' equity as of September 30, 1999 after adjusting for the maximum number of shares of GroupMAC common stock to be cancelled in the cash election merger discussed in Note 1c above.

                                COMBINED COMPANY

1. UNAUDITED PRO FORMA BALANCE SHEET ADJUSTMENTS--(Continued)

  h) Records the effects of the reverse acquisition of GroupMAC by Building One, including the entries to adjust the par value of common stock of Building One to reflect the capital structure of GroupMAC, the legal surviving corporation in the merger, as follows:

                                                              Common   Options/
                                                              Stock    Warrants
                                                             --------  --------
    GroupMAC number of shares, options and warrants
     outstanding at September 30, 1999......................   38,411     4,916
    Maximum shares available for cancellation in the cash
     election merger........................................  (11,111)      --
                                                             --------  --------
    GroupMAC number of shares outstanding after the cash
     election merger........................................   27,300     4,916
    Reciprocal of the exchange ratio utilized to convert
     Building One shares to GroupMAC shares (1.00/1.25).....     0.80      0.80
                                                             --------  --------
    Building One equivalent shares..........................   21,840     3,933
    Building One five day share price average with 11/03/99
     as the midpoint/Black-Scholes option valuation......... $ 11.325  $   7.00
                                                             --------  --------
    Fair value of GroupMAC shares, options and warrants..... $247,338  $ 27,531
                                                             ========  ========
    Total value of shares, options and warrants on the
     reverse acquisition....................................           $274,869
    Estimated Building One merger costs.....................              6,435
                                                                       --------
    Total purchase consideration............................           $281,304
                                                                       ========

   The preliminary adjustments to revalue the assets and liabilities of GroupMAC to fair value and allocate the excess purchase consideration over the fair value of net assets are as follows:

    Book value of GroupMAC's net assets............................... $240,862
    Other intangible assets...........................................   10,000
    Goodwill..........................................................   30,442
                                                                       --------
                                                                       $281,304
                                                                       ========

     The book value of GroupMAC's net assets has been adjusted for the cancellation of shares of GroupMAC common stock in the cash election right, the elimination of deferred financing costs, and the accrual of merger costs and severance costs resulting from the merger.

     The pro forma financial information includes management's best estimate of restructuring costs that could result from the merger. In addition, the total consideration has been allocated to the assets and liabilities of GroupMAC based on management's best estimates of fair value. The other intangible assets primarily relate to workforce and customer lists. The purchase price allocation is subject to change in the fair value of GroupMAC's net assets on the effective date of the merger. These items will not be known until the effective date of the merger. Management does not believe the final purchase price allocation will differ materially from the preliminary purchase price allocation.

  i) Represents the refinancing of the GroupMAC and Building One existing revolving and term credit facilities with the $800 million of committed financing from Bank of America, N.A. and Chase Bank of Texas, N.A. (as co-lead arrangers and co-book managers). Also records estimated deferred debt issue costs of $10,200 related to this refinancing.

  j) Represents the elimination of Building One's unamortized deferred debt issue costs of $8,658 related to its existing revolving and term credit facility and the associated tax benefit of $3,377 at a 39% effective tax rate directly to the combined company's retained earnings. This net of tax charge of $5,281 will be reflected in the historical statement of operations of the combined company upon consummation of the transactions. See Note 3.

                                COMBINED COMPANY

2. UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS ADJUSTMENTS

   The following summarizes the unaudited pro forma statements of operations adjustments (in thousands except per share amounts):

  a) Reflects the adjustment necessary to reflect the amortization of goodwill and other intangible assets generated from the balance sheet adjustments discussed in Note 1 above. The goodwill is amortized over a 40-year estimated life and the other intangible assets are amortized over a weighted average estimated life of 15 years.

  b) Represents the adjustment necessary to reflect the net decrease in interest expense related to exchanging Building One convertible debt for preferred stock discussed in Note 1b, the financing of issuance costs for the cancellation of shares of GroupMAC common stock discussed in Note 1c, the financing of each company's merger costs discussed in Note 1d and the refinancing of GroupMAC's $130,000 Senior Subordinated Notes at 101% due to change of control provisions in the associated indenture discussed in
     Note 1e. A summary of the pro forma debt outstanding of the separate companies and the combined company and a summary of the pro forma interest expense (including amounts recognized in the historical financial statements and the separate company unaudited pro forma financial statements) are set forth in Note 5.

  c) Reflects the incremental provision for federal and state income taxes related to the reduction in interest expense discussed in Note 2b.

  d) Represents the annual and nine-month dividend yield on the $253,190 face amount of preferred stock issued discussed in Notes 1a and 1b above at a 7.25% coupon rate.

  e) Represents the annual and nine-month amortization of the estimated preferred stock issuance costs of $3,500 discussed in Note 1a over the twelve-year term of the preferred stock.

                                COMBINED COMPANY

2. UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS ADJUSTMENTS--(Continued)

  f) The calculation of the combined weighted average shares outstanding and basic and diluted earnings per share before refinancing adjustments is as follows (in thousands, except per share amounts):

                                                     Twelve Months  Nine Months
                                                         Ended         Ended
                                                     December 31,  September 30,
                                                         1998          1999
                                                     ------------- -------------
    Weighted Average Shares Outstanding:
    Basic:
    Weighted average shares outstanding--GroupMAC..      38,412        38,412
    Weighted average shares outstanding--Building
     One...........................................      26,357        26,357
                                                        -------      --------
    Weighted average shares outstanding--Combined..      64,769        64,769
    Maximum shares available for cancellation in
     the cash election merger discussed in Note
     1c............................................     (11,111)      (11,111)
    Incremental shares from conversion of Building
     One shares to GroupMAC shares at a 1.25 to
     1.00 ratio....................................       6,589         6,589
                                                        -------      --------
    Weighted average shares outstanding--Basic.....      60,247        60,247
                                                        =======      ========
    Diluted:
    Weighted average shares outstanding--GroupMAC..      38,968        38,737
    Weighted average shares outstanding--Building
     One...........................................      31,538        31,538
                                                        -------      --------
    Weighted average shares outstanding--Combined..      70,506        70,275
    Maximum shares available for cancellation in
     the cash election merger discussed in Note
     1c............................................     (11,111)      (11,111)
    Incremental shares from conversion of Building
     One shares to GroupMAC shares at a 1.25 to
     1.00 ratio....................................       6,589         6,589
    Elimination of dilutive effect of $103,190 face
     amount of Building One convertible debt
     exchanged for preferred stock discussed
     in Note 1b....................................      (4,586)       (4,586)
    Dilutive effect of $253,190 face amount of
     preferred stock at a $14.00 conversion price
     issued discussed in Note 1a and 1b............      18,085        18,085
    Incremental shares from conversion of Building
     One contingently issuable shares, options and
     warrants to GroupMAC shares at a 1.25 to 1.00
     ratio.........................................         149           149
                                                        -------      --------
    Weighted average shares outstanding--Diluted...      79,632        79,401
                                                        =======      ========
    Earnings Per Share:
    Basic Before Refinancing:
    Net income available to common shareholders....     $74,238      $ 58,778
    Basic weighted average shares outstanding......      60,247        60,247
                                                        -------      --------
    Basic earnings per share.......................     $  1.23      $   0.98
                                                        =======      ========
    Diluted Before Refinancing:
    Net income available to common shareholders....     $74,238      $ 58,778
    Plus preferred stock dividends.................      18,356        13,767
    Plus amortization of deferred preferred stock
     issuance costs................................         292           219
                                                        -------      --------
    Net income on an if-converted basis............     $92,886      $ 72,764
    Diluted weighted average shares outstanding....      79,632        79,401
                                                        -------      --------
    Diluted earnings per share.....................     $  1.17      $   0.92
                                                        =======      ========

                                COMBINED COMPANY

2. UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS ADJUSTMENTS--(Continued)


  g) Represents the adjustment necessary to reflect the net increase in interest expense related to the refinancing of the GroupMAC and Building One existing revolving and term credit facilities along with the financing of the estimated deferred debt issue costs of $10,200 related to this refinancing. A summary of the pro forma debt outstanding before and after the refinancing and a summary of the pro forma interest expense after the refinancing (including amounts recognized in the historical financial statements and the separate company unaudited pro forma financial statements) are set forth in Note 5. The impact of a 1/8% change on the effective interest rate applicable to the debt of the combined company which is subject to changes in interest rates would be $781 for the year ended December 31, 1998 and $585 for the nine months ended September 30, 1999.

  h) Represents the reduction of the provision for federal and state income taxes related to the refinancing activities reflected discussed in Note 2g.

  i) The calculation of the combined basic and diluted earnings per share after refinancing adjustments is as follows (in thousands, except per share amounts):

                                                    Twelve Months  Nine Months
                                                        Ended         Ended
                                                    December 31,  September 30,
                                                        1998          1999
                                                    ------------- -------------
    Earnings Per Share:
    Basic After Refinancing:
    Net income available to common shareholders...     $73,064       $57,888
    Basic weighted average shares from Note 2f....      60,247        60,247
                                                       -------       -------
    Basic earnings per share......................     $  1.21       $  0.96
                                                       =======       =======
    Diluted After Refinancing:
    Net income available to common shareholders...     $73,064       $57,888
    Plus preferred stock dividends................      18,356        13,767
    Plus amortization of deferred preferred stock
     issuance costs...............................         292           219
                                                       -------       -------
    Net income on an if-converted basis...........      91,712        71,874
    Diluted weighted average shares from Note 2f..      79,632        79,401
                                                       -------       -------
    Diluted earnings per share....................     $  1.15       $  0.91
                                                       =======       =======

3. SUMMARY OF NON RECURRING COSTS ASSOCIATED WITH THE TRANSACTIONS (in thousands)

   The accompanying unaudited pro forma statements of operations do not reflect the following costs and expenses that the combined company will record at the time of closing related to: (i) existing Building One financing arrangements to be extinguished; and (ii) severance and office closing costs and other exit activities costs, as a part of the transactions highlighted in Note 1.

                                COMBINED COMPANY

3. SUMMARY OF NON RECURRING COSTS ASSOCIATED WITH THE TRANSACTIONS (in thousands)--(Continued)

   For pro forma financial statement purposes, these costs and expenses, net of tax effect, have been shown as a direct reduction to the combined company's retained earnings. However, these costs and expenses will be reflected in the historical statements of operations of the combined company upon consummation of the transactions and will be classified as follows:

   Selling, General and Administrative Expenses:
     Severance costs................................................... $6,000
     Office closing costs and other exit activities costs..............  1,750
                                                                        ------
       Total charge....................................................  7,750
     Tax benefit at 39%................................................  3,023
                                                                        ------
       Net of tax impact............................................... $4,727
                                                                        ======
   Extraordinary Items:
     Deferred debt issue costs on Building One convertible debt........ $4,485
     Deferred debt issue costs on Building One existing revolving and term credit facility.............................................  8,658
                                                                        ------
                                                                        13,143
     Tax benefit at 39%................................................  5,126
                                                                        ------
     Net of tax impact................................................. $8,017
                                                                        ======

4. RANGE OF POTENTIAL RESULTS UNDER CASH ELECTION RIGHT (amounts in thousands, except per share data)

   The accompanying unaudited pro forma financial statements have been prepared under the assumption that the GroupMAC shareholders will elect to receive the maximum amount of cash in exchange for their shares. Under this scenario, 100% of the $150 million of gross proceeds from the preferred stock issuance will be used for the cash election right, resulting in the cancellation of 11,111 shares of GroupMAC stock as discussed in Note 1c above. However, it is possible that less than 100% of these proceeds will be required to fund the cash election right, in which case the remaining funds could be used to either reduce outstanding borrowings under GroupMAC's credit agreement or repurchase shares of GroupMAC common stock on the open market. Any repurchase of shares of GroupMAC common stock on the open market is not expected to have a material difference on the accompanying pro forma financial information. The following summarizes the financial impact resulting from only 50%, or $75 million, of the gross proceeds of the preferred stock issuance required to be used for the cash election right, with the remaining funds used to reduce outstanding borrowings under GroupMAC's credit agreement (in each case, after consideration of the refinancing transactions discussed in Note 1i and 1j):

                                                                   September 30,
                                                                       1999
                                                                   -------------
   Balance Sheet:
   Proceeds used to cancel shares in cash election right..........  $   75,000
   Cash election price per share..................................  $    13.50
                                                                    ----------
   Shares to be canceled in cash election right...................       5,556
                                                                    ==========
   Goodwill.......................................................  $1,207,023
   Total assets ..................................................   2,198,208
   Long-term debt.................................................     749,348
   Total shareholders' equity.....................................     709,481

                                COMBINED COMPANY

4. RANGE OF POTENTIAL RESULTS UNDER CASH ELECTION RIGHT (amounts in thousands, except per share data)--(Continued)

                                                    Twelve Months  Nine Months
                                                        Ended         Ended
                                                    December 31,  September 30,
                                                        1998          1999
                                                    ------------- -------------
   Statements of Operations:
   Operating income................................   $238,461      $185,143
   Interest expense................................    (68,609)      (51,457)
   Net income......................................     95,523        74,760
   Net income available to common shareholders.....     76,875        60,774
   Net income per share--basic.....................   $   1.17      $   0.92
   Weighted average shares--basic..................     65,803        65,803
   Net income per share--diluted...................   $   1.12      $   0.88
   Weighted average shares--diluted................     85,188        84,957

                               COMBINED COMPANY

5. PRO FORMA INTEREST EXPENSE--PRO FORMA COMBINED COMPANY PRIOR TO REFINANCING (in thousands)

                                                        Merger Adjustments
                                           --------------------------------------------   Pro Forma
                     GroupMAC              Preferred                            Put       Combined
                       Pro    Building One   Stock      Conv Pref             GroupMAC     Company
                      Forma    Pro Forma   Issuance  Stock/Debenture Merger    Sr Sub     Prior to   Interest
                     Balances   Balances     Costs      Exchange      Costs    Notes     Refinancing   Rate
                     -------- ------------ --------- --------------- ------- ----------  ----------- --------
Long-Term Senior
Debt:
 Pro Forma
 September 30,
 1999 Existing
 Credit
 Agreements--
 GroupMAC..........  $218,844   $    --     $3,500     $      --     $10,615 $  131,300   $364,259     6.88%(i)
 Pro Forma
 September 30,
 1999 Existing
 Revolving Credit
 Facility--
 Building One......       --     111,499       --             --      14,185        --     125,684     7.73%(ii)
 Pro Forma
 September 30,
 1999 Existing
 Term Credit
 Facility--
 Building One......       --     124,375       --             --         --         --     124,375     7.73%(ii)
 Commitment fees
 under Credit
 Facility
 Agreements........       --         --        --             --         --         --         --
 Letter of Credit
 fees under Credit
 Facility
 Agreements........       --         --        --             --         --         --         --
 Amortization of
 deferred debt
 issue costs under
 Credit Facility
 Agreements........       --         --        --             --         --         --         --
                     --------   --------    ------     ----------    ------- ----------   --------
   Total long-term
   senior
   debt/interest
   expense.........  $218,844   $235,874    $3,500     $      --     $24,800 $  131,300   $614,318     8.04%
                     ========   ========    ======     ==========    ======= ==========   ========    ======
Long-Term Senior
Subordinated Debt:
 Pro Forma
 September 30,
 1999 senior
 subordinated
 notes--GroupMAC...  $130,000   $    --     $  --      $      --     $   --  $ (130,000)  $    --
 Pro Forma
 September 30,
 1999 senior
 subordinated
 notes--Building
 One...............       --     200,000       --             --         --         --     200,000    10.50%(vi)
 Unamortized
 balance of
 discount on
 Building One
 senior
 subordinated
 notes.............       --      (4,320)      --             --         --         --      (4,320)
 Amortization of
 deferred debt
 issue costs and
 discount..........       --         --        --             --         --         --         --
                     --------   --------    ------     ----------    ------- ----------   --------
   Total long-term
   senior
   subordinated
   debt/interest
   expense.........  $130,000   $195,680    $  --      $      --     $   --  $ (130,000)  $195,680    11.38%
                     ========   ========    ======     ==========    ======= ==========   ========    ======
Long-Term Junior
Subordinated Debt:
 Pro Forma
 September 30,
 1999 long-term
 junior
 subordinated
 note..............  $  1,650   $    --     $  --      $      --     $   --  $      --    $  1,650     6.00%(viii)
 Pro Forma
 September 30,
 1999 long-term
 junior
 subordinated
 note..............  $  2,500        --        --             --         --                  2,500     7.50%(viii)
                     --------   --------    ------     ----------    ------- ----------   --------
                     $  4,150   $    --     $  --      $      --     $   --  $      --    $  4,150     6.92%
                     ========   ========    ======     ==========    ======= ==========   ========    ======
Long-Term
Convertible Junior
Subordinated Debt:
 Pro Forma
 September 30,
 1999 long-term
 convertible
 junior
 subordinated
 debentures........  $    --    $103,190    $  --      $ (103,190)   $   --  $      --    $    --
                     --------   --------    ------     ----------    ------- ----------   --------
                     $    --    $103,190    $  --      $ (103,190)   $   --  $      --    $    --
                     ========   ========    ======     ==========    ======= ==========   ========
Total debt/interest
expense............  $352,994   $534,744    $3,500     $ (103,190)   $24,800 $    1,300   $814,148     8.83%
                     ========   ========    ======     ==========    ======= ==========   ========    ======
                       Pro Forma Combined Company
                          Prior to Refinancing
                     -------------------------------
                            Interest Expense
                     -------------------------------
                                           Nine
                          Twelve       Months Ended
                       Months Ended    September 30,
                     December 31, 1998      1999
                     ----------------- -------------
Long-Term Senior
Debt:
 Pro Forma
 September 30,
 1999 Existing
 Credit
 Agreements--
 GroupMAC..........       $25,059         $18,794
 Pro Forma
 September 30,
 1999 Existing
 Revolving Credit
 Facility--
 Building One......         9,717           7,288
 Pro Forma
 September 30,
 1999 Existing
 Term Credit
 Facility--
 Building One......         9,615           7,211
 Commitment fees
 under Credit
 Facility
 Agreements........         1,330(iii)        998
 Letter of Credit
 fees under Credit
 Facility
 Agreements........            48(iv)          36
 Amortization of
 deferred debt
 issue costs under
 Credit Facility
 Agreements........         3,593(v)        2,695
                     ----------------- -------------
   Total long-term
   senior
   debt/interest
   expense.........       $49,362         $37,022
                     ================= =============
Long-Term Senior
Subordinated Debt:
 Pro Forma
 September 30,
 1999 senior
 subordinated
 notes--GroupMAC...       $   --          $   --
 Pro Forma
 September 30,
 1999 senior
 subordinated
 notes--Building
 One...............        21,000          15,750
 Unamortized
 balance of
 discount on
 Building One
 senior
 subordinated
 notes.............
 Amortization of
 deferred debt
 issue costs and
 discount..........         1,276(vii)        957
                     ----------------- -------------
   Total long-term
   senior
   subordinated
   debt/interest
   expense.........       $22,276         $16,707
                     ================= =============
Long-Term Junior
Subordinated Debt:
 Pro Forma
 September 30,
 1999 long-term
 junior
 subordinated
 note..............       $    99         $    74
 Pro Forma
 September 30,
 1999 long-term
 junior
 subordinated
 note..............           188             141
                     ----------------- -------------
                          $   287         $   215
                     ================= =============
Long-Term
Convertible Junior
Subordinated Debt:
 Pro Forma
 September 30,
 1999 long-term
 convertible
 junior
 subordinated
 debentures........       $   --          $   --
                     ----------------- -------------
                          $   --          $   --
                     ================= =============
Total debt/interest
expense............       $71,925         $53,944
                     ================= =============

----
(i) Represents the interest rate on the existing GroupMAC credit facility as reported in Note 5 to the separate company pro forma financial statements.
(ii) Represents the interest rate on the existing Building One credit facility as reported in Note 5 to the separate company pro forma financial statements.
(iii) Represents the combined pro forma amounts of the commitment fees under both the Building One and GroupMAC credit facilities based on the borrowing levels of each company as reported in Note 5 of their respective separate company pro forma financial statements.
(iv) Represents fees related to letter of credit commitments under the existing GroupMAC credit facility as reported in Note 5 to the separate company pro forma financial statements.
(v) Represents the combined pro forma amortization of deferred debt issue costs related to the establishment of the existing credit facilities of both GroupMAC and Building One over the existing lives of these facilities as reported in Note 5 of their respective pro forma financial statements.
(vi) Represents the coupon rate of interest on the Building One senior subordinated notes as reported in the separate company pro forma interest calculation.
(vii) Represents the pro forma amortization of the deferred debt issue costs and the discount recorded at issuance of the existing Building One senior subordinated notes over the ten-year life of this debt.
(viii) Represents the contractual rates on the existing issuances of junior subordinated debt of GroupMAC as reported in Note 5 to the separate company pro forma financial statements.

                               COMBINED COMPANY

5. PRO FORMA INTEREST EXPENSE--PRO FORMA COMBINED COMPANY (in thousands)

                                        Refinancing
                                        Adjustments                                Pro Forma Combined Company
                                     -------------------                         --------------------------------
                                                                                        Interest Expense
                                                                                 --------------------------------
                          Pro Forma
                          Combined   Refinance    New                                                   Nine
                           Company   Existing   Facility Pro Forma                 Twelve Months    Months Ended
                          Prior to   Revolver    Fees &  Combined   Interest           Ended        September 30,
                         Refinancing Balances    Costs    Company     Rate       December 31, 1998      1999
                         ----------- ---------  -------- ---------  --------     -----------------  -------------
Long-Term Senior Debt:
 Pro Forma September
 30, 1999 Existing
 Credit Agreements--
 GroupMAC...............  $364,259   $(364,259) $    --  $     --                     $    --          $    --
 Pro Forma September
 30, 1999 Existing
 Revolving Credit
 Facility--Building
 One....................   125,684    (125,684)      --        --                          --               --
 Pro Forma September
 30, 1999 Existing Term
 Credit Facility--
 Building One...........   124,375    (124,375)      --        --                          --               --
 Refinance with New
 Facility--Revolver.....        --     314,318   10,200   324,518     7.50%(i)         24,339           18,254
 Refinance with New
 Facility--Delayed Draw
 Term Loan A............        --     130,000       --   130,000     8.00%(ii)        10,400            7,800
 Refinance with New
 Facility--Term Loan
 B......................        --     170,000       --   170,000     8.00%(iii)       13,600           10,200
 Commitment fees under
 Credit Facility
 Agreements.............        --          --       --        --                         877(iv)          658
 Letter of Credit fees
 under Credit Facility
 Agreements.............        --          --       --        --                          64(v)            48
 Amortization of
 deferred debt issue
 costs under Credit
 Facility Agreements....        --          --       --        --                       2,016(vi)        1,512
                          --------   ---------  -------  --------                     -------          -------
   Total long-term
   senior debt/interest
   expense..............  $614,318   $      --  $10,200  $624,518     8.21%           $51,296          $38,472
                          ========   =========  =======  ========    ======           =======          =======
Long-Term Senior
Subordinated Debt:
 Pro Forma September
 30, 1999 senior
 subordinated notes--
 Building One...........  $200,000   $      --  $    --  $200,000    10.50%(vii)      $21,000          $15,750
 Unamortized balance of
 discount on Building
 One senior
 subordinated notes.....    (4,320)         --       --    (4,320)
 Amortization of
 deferred debt issue
 costs and discount.....        --          --       --        --                       1,276(viii)        957
                          --------   ---------  -------  --------                     -------          -------
   Total long-term
   senior subordinated
   debt/interest
   expense..............  $195,680   $      --  $    --  $195,680    11.38%           $22,276          $16,707
                          ========   =========  =======  ========    ======           =======          =======
Long-Term Junior
Subordinated Debt:
 Pro Forma September
 30, 1999 long-term
 junior subordinated
 note...................  $  1,650   $      --  $    --  $  1,650     6.00%(ix)       $    99          $    74
 Pro Forma September
 30, 1999 long-term
 junior subordinated
 note...................     2,500          --              2,500     7.50%(ix)           188              141
                          --------   ---------  -------  --------                     -------          -------
                          $  4,150   $      --  $    --  $  4,150     6.92%           $   287          $   215
                          ========   =========  =======  ========    ======           =======          =======
Total debt/interest
expense.................  $814,148   $      --  $10,200  $824,348     8.96%           $73,859          $55,394
                          ========   =========  =======  ========    ======           =======          =======

----
   (i) Represents interest rate on the new revolving credit facility calculated as base rate of 5.5% plus applicable margin of 2.0%.
  (ii) Represents interest rate on the new delayed draw term loan A credit facility calculated as base rate of 5.5% plus applicable margin of 2.5%.
 (iii) Represents interest rate on the new term loan B credit facility calculated as base rate of 5.5% plus applicable margin of 2.5%.
  (iv) Represents commitment fees under the new credit facilities based on a rate of 0.5% on the amount available under the new credit facilities after reflecting pro forma borrowings.
   (v) Represents letter of credit fees on pro forma borrowings of $3,190 under letter of credit agreements at an annual rate of 2.0%.
  (vi) Represents amortization over the terms of the respective credit facilities of deferred debt issuance costs relating to establish of these new credit facilities.
 (vii) Represents the coupon rate of interest on the Building One senior subordinated notes as reported in Note 5 to the separate company pro forma financial statements.
(viii) Represents the pro forma amortization of the deferred debt issue costs and the discount recorded at issuance of the existing Building One senior subordinated notes over the ten-year life of this debt.
  (ix) Represents the contractual rates on the existing issuances of junior subordinated debt of GroupMAC as reported in Note 5 to the separate company pro forma financial statements.

                        GROUP MAINTENANCE AMERICA CORP.

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

   The following unaudited pro forma financial statements utilize the historical financial statements of GroupMAC as of September 30, 1999 and for the nine months ended September 30, 1999, and for the year ended December 31, 1998 and give effect to (i) the pre-acquisition financial information of 39 companies acquired during 1998 (the "1998 Acquisition Companies") and (ii) the pre-acquisition financial information of 13 companies acquired during 1999 (the "1999 Acquisition Companies").

   All of the acquisitions were accounted for under the purchase method of accounting. These unaudited pro forma combined financial statements are based on the historical financial statements of the acquired companies and estimates and assumptions set forth below and in the notes to the unaudited pro forma financial statements.

   The unaudited pro forma balance sheet represents the historical consolidated balance sheet of GroupMAC as adjusted for the refinancing transactions highlighted in Note 3 below as if such transactions occurred on September 30, 1999. The accompanying unaudited pro forma statements of operations of GroupMAC combine the historical statements of operations of GroupMAC and the statements of operations of the acquired entities as if such acquisitions had occurred on January 1, 1998.

   GroupMAC has analyzed the savings that it expects to realize from reductions in salaries and certain benefits to the owners of the acquired companies. To the extent the owners of the acquired entities have agreed prospectively to reductions in salary, bonuses and benefits, these reductions have been reflected in the unaudited pro forma combined statements of operations.

   The pro forma adjustments are based on available information and certain assumptions that management deems appropriate and may be revised as additional information becomes available. The pro forma financial data do not purport to represent what GroupMAC's financial position or results of operations would actually have been if such transactions had in fact occurred on those dates and are not necessarily representative of GroupMAC's financial position or results of operations for any future period. Since the acquisitions have not historically been under common control or management, historical pro forma results may not be indicative of or comparable to future performance. The unaudited pro forma financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in GroupMAC's annual report on Form 10-K/A for the fiscal year ended December 31, 1998 and the unaudited consolidated condensed financial statements and notes thereto included in GroupMAC's quarterly report on Form 10-Q for the quarter ended September 30, 1999.

                        GROUP MAINTENANCE AMERICA CORP.

                       UNAUDITED PRO FORMA BALANCE SHEET

                               September 30, 1999
                                 (in thousands)

                                                       Pro Forma
                                            GroupMAC  Adjustments     Pro Forma
                                           ---------- -----------     ---------
                  ASSETS
CURRENT ASSETS:
 Cash and cash equivalents................ $    6,496   $(6,496)(a)   $     --
 Accounts receivable, net of allowance....    317,344        --        317,344
 Inventories..............................     20,635        --         20,635
 Costs and estimated earnings in excess of
  billings on uncompleted contracts.......     50,299        --         50,299
 Prepaid expenses and other current
  assets..................................      8,167        --          8,167
 Deferred tax asset.......................      9,750        --          9,750
                                           ----------   -------       --------
  Total current assets....................    412,691    (6,496)       406,195
PROPERTY AND EQUIPMENT, net...............     55,913        --         55,913
GOODWILL, net.............................    518,003        --        518,003
DEFERRED DEBT ISSUE COSTS.................     13,568        --         13,568
OTHER LONG-TERM ASSETS....................      1,744        --          1,744
                                           ----------   -------       --------
  Total assets............................ $1,001,919   $(6,496)      $995,423
                                           ==========   =======       ========
   LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
 Short-term borrowings and current
  maturities of long-term debt............ $    1,408   $(1,408)(b)   $     --
 Accounts payable.........................     92,510        --         92,510
 Accrued compensation.....................     42,981        --         42,981
 Accrued liabilities......................     27,934        --         27,934
 Due to related parties...................      5,432    (5,432)(c)         --
 Billings in excess of costs and estimated
  earnings on uncompleted contracts.......     47,997        --         47,997
 Deferred service revenue.................      5,022        --          5,022
 Income taxes payable.....................      8,844        --          8,844
 Other current liabilities................      2,746        --          2,746
                                           ----------   -------       --------
  Total current liabilities...............    234,874    (6,840)       228,034
REVOLVING CREDIT FACILITY.................    218,500       344 (a-c)  218,844
SENIOR SUBORDINATED NOTES.................    130,000        --        130,000
JUNIOR SUBORDINATED NOTES.................      4,150        --          4,150
DEFERRED TAX LIABILITY....................      1,486        --          1,486
OTHER LONG-TERM LIABILITIES...............      3,084        --          3,084
SHAREHOLDERS' EQUITY
 Common stock.............................         38        --             38
 Additional paid-in capital...............    382,949        --        382,949
 Retained earnings........................     26,838        --         26,838
                                           ----------   -------       --------
  Total shareholders' equity..............    409,825        --        409,825
                                           ----------   -------       --------
  Total liabilities and shareholders'
   equity................................. $1,001,919   $(6,496)      $995,423
                                           ==========   =======       ========

    The accompanying notes are an integral part of these unaudited pro forma financial statements.

                        GROUP MAINTENANCE AMERICA CORP.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998
                     (in thousands, except per share data)

                                      1998        1999
                                   Acquisition Acquisition  Pro Forma
                         GroupMAC   Companies   Companies  Adjustments    Pro Forma
                         --------  ----------- ----------- -----------    ----------
REVENUES................ $761,541   $314,878    $365,054    $     --      $1,441,473
COST OF SERVICES........  585,396    248,518     292,374          --       1,126,288
                         --------   --------    --------    --------      ----------
  Gross profit..........  176,145     66,360      72,680          --         315,185
SELLING, GENERAL AND
 ADMINISTRATIVE
 EXPENSES...............  118,119     43,934      40,155     (11,218)(a)     190,990
AMORTIZATION OF
 GOODWILL...............    5,960         --          --       7,386(b)       13,346
                         --------   --------    --------    --------      ----------
  Income from
   operations...........   52,066     22,426      32,525       3,832         110,849
OTHER INCOME (EXPENSE):
  Interest expense......   (6,595)      (749)     (1,583)    (22,706)(c)     (31,633)
  Interest income.......      407        271         299        (977)(d)          --
  Other.................      377        496         542          --           1,415
                         --------   --------    --------    --------      ----------
  Income before income
   tax provision........   46,255     22,444      31,783     (19,851)         80,631
INCOME TAX PROVISION....   20,326      1,124       5,099       8,664(e)       35,213
                         --------   --------    --------    --------      ----------
NET INCOME.............. $ 25,929   $ 21,320    $ 26,684    $(28,515)     $   45,418
                         ========   ========    ========    ========      ==========
NET INCOME PER SHARE--
 BASIC.................. $   0.94                                         $     1.18
                         ========                                         ==========
WEIGHTED AVERAGE
 SHARES--BASIC..........   27,544                                             38,412(f)
                         ========                                         ==========
NET INCOME PER SHARE--
 DILUTED................ $   0.93                                         $     1.17
                         ========                                         ==========
WEIGHTED AVERAGE
 SHARES--DILUTED........   27,948                                             38,968(f)
                         ========                                         ==========


    The accompanying notes are an integral part of these unaudited pro forma financial statements.

                        GROUP MAINTENANCE AMERICA CORP.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                     (in thousands, except per share data)

                                           1999
                           GroupMAC and Acquisition  Pro Forma
                           Subsidiaries  Companies  Adjustments   Pro Forma
                           ------------ ----------- -----------   ----------
REVENUES.................   $1,121,471    $93,072     $    --     $1,214,543
COST OF SERVICES.........      890,287     75,886          --        966,173
                            ----------    -------     -------     ----------
  Gross profit...........      231,184     17,186          --        248,370
SELLING, GENERAL AND
 ADMINISTRATIVE
 EXPENSES................      142,829     10,823        (710)(a)    152,942
AMORTIZATION OF
 GOODWILL................        9,234         --         775 (b)     10,009
                            ----------    -------     -------     ----------
  Income from
   operations............       79,121      6,363         (65)        85,419
OTHER INCOME (EXPENSE):
  Interest expense.......      (20,777)      (152)     (2,796)(c)    (23,725)
  Interest income........          314        106        (420)(d)         --
  Other..................          529        (85)         --            444
                            ----------    -------     -------     ----------
   Income before income
    tax provision........       59,187      6,232      (3,281)        62,138
INCOME TAX PROVISION.....       25,767        615         676 (e)     27,058
                            ----------    -------     -------     ----------
NET INCOME...............   $   33,420    $ 5,617     $(3,957)    $   35,080
                            ==========    =======     =======     ==========
NET INCOME PER SHARE--
 BASIC...................   $     0.91                            $     0.91
                            ==========                            ==========
WEIGHTED AVERAGE SHARES--
 BASIC...................       36,646                                38,412 (f)
                            ==========                            ==========
NET INCOME PER SHARE--
 DILUTED.................   $     0.90                            $     0.91
                            ==========                            ==========
WEIGHTED AVERAGE SHARES--
 DILUTED.................       36,980                                38,737 (f)
                            ==========                            ==========


    The accompanying notes are an integral part of these unaudited pro forma financial statements.

                        GROUP MAINTENANCE AMERICA CORP.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1. BACKGROUND

   The respective results of operations for the 1998 Acquisition Companies from January 1, 1998 to the dates of the acquisitions were combined with the actual results of operations of the Company and the 1999 Acquisition Companies for the twelve months ended December 31, 1998 to determine the pro forma results of operations for the twelve months ended December 31, 1998.

   The respective results of operations for the 1999 Acquisition Companies from January 1, 1999 to the dates of acquisition were combined with the actual results of operations of the Company for the nine months ended September 30, 1999 to determine the pro forma results of operations for the nine months ended September 30, 1999.

2. ACQUISITIONS

   The results of operations of the acquired businesses are included in the actual results of operations of GroupMAC from the date of acquisition, and the historical balance sheet at September 30, 1999 includes all acquisitions completed by GroupMAC to date. All of the acquisitions are accounted for as purchases. The cash consideration associated with the acquisition of the 1999 Acquisition Companies was provided by borrowings under an amended and restated credit agreement (the "Credit Agreement").

   Several former owners of the acquired companies have the ability to receive additional amounts of purchase price, payable in cash and common stock in 1999 through 2001, contingent upon the occurrence of future events. GroupMAC will record such contingent consideration as additional purchase price when earned. GroupMAC currently estimates the unearned contingent consideration under these agreements to approximate $6.0 million in cash and shares of common stock as of September 30, 1999.

3. UNAUDITED PRO FORMA BALANCE SHEET ADJUSTMENTS

   The following summarizes unaudited pro forma combined balance sheet adjustments:

  a) Records the utilization of cash on hand at September 30, 1999 to reduce borrowings in connection with acquisitions under the Credit Agreement.

  b) Records the refinancing of debt assumed and outstanding at September 30, 1999 in connection with acquisitions completed prior to that date through borrowings under the Credit Agreement.

  c) Records the funding of amounts due to related parties at September 30, 1999 in connection with acquisitions completed prior to that date through borrowings under the Credit Agreement.

4. UNAUDITED PRO FORMA STATEMENT OF OPERATIONS ADJUSTMENTS

   The following summarizes unaudited pro forma combined statement of operations adjustments:

  a) Reflects the prospective reduction in salaries, bonuses and benefits to the owners of the acquired companies to which they have agreed. These reductions in salaries, bonuses and benefits are in accordance with the terms of the employment agreements. Such employment agreements are primarily for three years, contain restrictions related to competition and provide severance for termination of employment in certain circumstances.

  b) Reflects the amortization of goodwill to be recorded as a result of the acquisitions over a 40-year estimated life.

                        GROUP MAINTENANCE AMERICA CORP.

  c) Represents the adjustment necessary to reflect interest expense related to borrowings under the Credit Agreement to fund the cash portion of the purchase price and the assumption of debt related to the 1998 and 1999 Acquisition Companies, interest related to Senior Subordinated Notes used to retire amounts outstanding under the Credit Agreement, and interest related to the junior subordinated debt. A summary of the historical and pro forma debt outstanding and a summary of the pro forma interest expense (including amounts recognized in the historical financial statements) assuming the acquisitions occurred on January 1, 1998, follows in Note 5.

  d) Reflects the reduction to historical interest income related to existing and acquired cash, all of which is assumed to be used for the acquisition of the 1998 and 1999 Acquisition Companies.

  e) Reflects the incremental provision for federal and state income taxes relating to the compensation differential and other pro forma adjustments discussed in this Note 4 as well as income taxes on S Corporation earnings.

  f) Weighted average shares outstanding include the following (in thousands):

                                                                   Nine Months
                                                    Twelve Months     Ended
                                                        Ended     September 30,
                                                    December 31,  -------------
                                                        1998          1999
                                                    ------------- -------------
   Shares issued and outstanding at September 30,
    1999..........................................     38,344        38,344
   Shares to be issued for companies acquired
    prior to September 30, 1999...................         68            68
                                                       ------        ------
   Weighted average shares outstanding--basic.....     38,412        38,412
   Incremental effect of options and warrants on
    shares outstanding............................        556           325
                                                       ------        ------
   Weighted average shares outstanding--diluted...     38,968        38,737
                                                       ======        ======

                        GROUP MAINTENANCE AMERICA CORP.

5. PRO FORMA INTEREST EXPENSE (in thousands)

                                                                                         Interest Expense
                                                                                    ------------------------------
                                                   September 30,                    Twelve Months     Nine Months
                                                       1999                             Ended            Ended
                         September 30,  Pro Forma    Pro Forma         Interest     December 31,     September 30,
                         1999 Balances Adjustments   Balances            Rate           1998             1999
                         ------------- ----------- -------------       --------     -------------    -------------
Short-Term Senior Debt:
 Historical September
  30, 1999 short-term
  debt..................   $  1,408      $(1,408)    $     --                          $    --          $    --
                           --------      -------     --------                          -------          -------
   Total short-term
    senior debt/interest
    expense.............   $  1,408      $(1,408)    $     --(i)                       $    --          $    --
                           ========      =======     ========                          =======          =======
Long-Term Senior Debt:
 Historical September
  30, 1999 Credit
  Agreement.............   $218,500      $(1,064)    $217,436            6.88%(iii)    $14,959          $11,219
 Refinance short-term
  debt..................         --        1,408        1,408            6.88%(iii)         97               73
 Letter of Credit Fees
  under the Credit
  Agreement.............         --           --           --                               48               36
 Commitment Fees under
  the Credit
  Agreement.............         --           --           --                              762(vi)          572
 Amortization of
  related deferred debt
  issue costs...........         --           --           --                            1,704(vii)       1,278
                           --------      -------     --------                          -------          -------
   Total long-term
    senior debt/interest
    expense.............   $218,500      $   344     $218,844(i),(ii)    8.03%         $17,570          $13,178
                           ========      =======     ========           ======         =======          =======
Long-Term Senior
 Subordinated Debt:
 Historical September
  30, 1999 Senior
  Subordinated Notes....   $130,000      $    --     $130,000            9.75%(iv)     $12,675          $ 9,506
 Amortization of
  related deferred debt
  issue costs...........         --           --           --                            1,101(viii)        826
                           --------      -------     --------                          -------          -------
   Total long-term
    senior subordinated
    debt/interest
    expense.............   $130,000      $    --     $130,000           10.60%         $13,776          $10,332
                           ========      =======     ========           ======         =======          =======
Long-Term Junior
 Subordinated Debt:
 Historical September
  30, 1999 long-term
  debt..................   $  1,650      $    --     $  1,650            6.00%(v)      $    99          $    74
 Historical September
  30, 1999 long-term
  debt..................      2,500           --        2,500            7.50%(v)          188              141
                           --------      -------     --------                          -------          -------
   Total long-term
    junior subordinated
    debt/interest
    expense.............   $  4,150      $    --     $  4,150            6.92%         $   287          $   215
                           ========      =======     ========           ======         =======          =======
Total debt/interest
 expense................   $354,058      $(1,064)    $352,994            8.96%         $31,633          $23,725
                           ========      =======     ========           ======         =======          =======

--------
(i)    Represents total senior indebtedness.
(ii)   Represents total guarantor senior indebtedness.
(iii)  Represents the current borrowing rates under the Credit Agreement.
(iv)   Represents the coupon interest rate for the Senior Subordinated Notes.
(v) Represents the respective contractual interest rates for these issues of junior subordinated debt.
(vi) Represents commitment fees on unused capacity on the Credit Agreement at an annual rate of 0.375%.
(vii) Represents amortization of deferred debt issue costs over the remaining life of the Credit Agreement.
(viii) Represents amortization of deferred debt issue costs over the ten-year life of the related Senior Subordinated Notes.

                       BUILDING ONE SERVICES CORPORATION

                              UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS

   The following unaudited pro forma financial statements utilize the historical financial statements of Building One as of September 30, 1999 and for the nine months ended September 30, 1999, and for the year ended December 31, 1998 and give effect to (i) the tender offer that occurred in February 1999, including the financing of the tender offer, (ii) the pre-acquisition financial information of 26 companies acquired during 1998 which were accounted for under the purchase method of accounting (the "1998 Acquisition Companies"), and (iii) the pre-acquisition financial information of 17 companies acquired during 1999 which were accounted for under the purchase method of accounting (the "1999 Acquisition Companies").

   These unaudited pro forma combined financial statements are based on the historical financial statements of the acquired companies and estimates and assumptions set forth below and in the notes to the unaudited pro forma financial statements.

   The unaudited pro forma balance sheet represents the historical consolidated balance sheet of Building One as adjusted for the refinancing transactions highlighted in Note 3 below as if such transactions occurred on September 30, 1999. The accompanying unaudited pro forma statements of operations give effect to the tender offer that occurred in February 1999, including the refinancing of the tender offer, and combines the historical statements of operations of Building One and the statements of operations of the acquired entities as if all such transactions had occurred on January 1, 1998.

   Building One has analyzed the savings that it expects to realize from reductions in salaries and certain benefits to the owners of the acquired companies. To the extent the owners of the acquired entities have agreed prospectively to reductions in salary, bonuses and benefits, these reductions have been reflected in the unaudited pro forma combined statements of operations.

   The pro forma adjustments are based on available information and certain assumptions that management deems appropriate and may be revised as additional information becomes available. The pro forma financial data do not purport to represent what Building One's financial position or results of operations would actually have been if such transactions had in fact occurred on those dates and are not necessarily representative of Building One's financial position or results of operations for any future period. Since the acquisitions have not historically been under common control or management, historical pro forma results may not be indicative of or comparable to future performance. The unaudited pro forma financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in Building One's annual report on Form 10-K for the fiscal year ended December 31, 1998 and the unaudited consolidated condensed financial statements and notes thereto included in Building One's quarterly report on Form 10-Q for the quarter ended September 30, 1999.

                       BUILDING ONE SERVICES CORPORATION

                       UNAUDITED PRO FORMA BALANCE SHEET

                               September 30, 1999
                                 (in thousands)

                                         Building    Pro Forma
                ASSETS                     One      Adjustments      Pro Forma
                ------                  ----------  -----------      ----------
CURRENT ASSETS:
  Cash and cash equivalents............ $   14,522   $(14,522)(a)    $       --
  Accounts receivable, net of
   allowance...........................    362,147         --           362,147
  Inventories..........................      8,213         --             8,213
  Costs and estimated earnings in
   excess of billings on uncompleted
   contracts...........................     49,875         --            49,875
  Prepaid expenses and other current
   assets..............................     11,590         --            11,590
  Deferred tax asset...................      4,424         --             4,424
  Refundable income taxes..............      3,405         --             3,405
                                        ----------   --------        ----------
    Total current assets...............    454,176    (14,522)          439,654
                                        ----------   --------        ----------
PROPERTY AND EQUIPMENT, net............     57,358         --            57,358
GOODWILL, net..........................    673,238         --           673,238
DEFERRED DEBT ISSUE COSTS, net.........     21,055         --            21,055
OTHER LONG-TERM ASSETS.................      6,384         --             6,384
                                        ----------   --------        ----------
    Total assets....................... $1,212,211   $(14,522)       $1,197,689
                                        ==========   ========        ==========
 LIABILITIES AND STOCKHOLDERS' EQUITY
 ------------------------------------
CURRENT LIABILITIES:
  Short-term borrowings and current
   maturities of long-term debt........ $    3,106   $ (3,106)(b)    $       --
  Accounts payable.....................     92,036         --            92,036
  Accrued compensation.................     41,669         --            41,669
  Accrued liabilities..................     46,409         --            46,409
  Due to related parties...............      4,083     (4,083)(c)            --
  Billings in excess of costs and
   estimated earnings on uncompleted
   contracts...........................     81,109         --            81,109
  Other current liabilities............         --         --                --
                                        ----------   --------        ----------
    Total current liabilities..........    268,412     (7,189)          261,223
REVOLVING CREDIT FACILITY..............    116,500     (5,001)(a-c)     111,499
TERM CREDIT FACILITY...................    124,375         --           124,375
SENIOR SUBORDINATED NOTES, net of
 unamortized discount..................    195,680         --           195,680
CONVERTIBLE JUNIOR SUBORDINATED
 DEBENTURES............................    103,190         --           103,190
LONG TERM DEBT.........................      2,332     (2,332)(b)            --
DEFERRED TAX LIABILITY.................      2,243         --             2,243
OTHER LONG-TERM LIABILITIES............      2,463         --             2,463
STOCKHOLDERS' EQUITY
  Common stock.........................         26         --                26
  Additional paid-in capital...........    310,216         --           310,216
  Retained earnings....................     87,339         --            87,339
  Accumulated other comprehensive
   loss................................       (565)        --              (565)
                                        ----------   --------        ----------
    Total stockholders' equity.........    397,016         --           397,016
                                        ----------   --------        ----------
    Total liabilities and stockholders'
     equity............................ $1,212,211   $(14,522)       $1,197,689
                                        ==========   ========        ==========

    The accompanying notes are an integral part of these unaudited pro forma financial statements.

                       BUILDING ONE SERVICES CORPORATION

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998
                    (in thousands, except per share data )

                                       1998        1999
                          Building  Acquisition Acquisition  Pro Forma
                            One      Companies   Companies  Adjustments    Pro Forma
                          --------  ----------- ----------- -----------    ----------
REVENUES................  $809,601   $502,663    $292,072      $   --      $1,604,336
COST OF SERVICES........   636,225    411,042     228,868          --       1,276,135
                          --------   --------    --------    --------      ----------
  Gross profit..........   173,376     91,621      63,204          --         328,201
SELLING, GENERAL AND
 ADMINISTRATIVE
 EXPENSES...............   100,539     71,137      50,853     (39,546)(a)     182,983
AMORTIZATION OF GOODWILL
 .......................     7,653        234          --       9,792 (b)      17,679
                          --------   --------    --------    --------      ----------
  Income from
   operations...........    65,184     20,250      12,351      29,754         127,539
OTHER INCOME (EXPENSE):
  Interest expense......    (1,054)    (1,835)       (942)    (47,231)(c)     (51,062)
  Interest income.......    19,373      1,852         480     (21,705)(d)          --
  Other.................        80      1,455         292       1,950 (e)       3,777
                          --------   --------    --------    --------      ----------
    Income before income
     tax provision......    83,583     21,722      12,181     (37,232)         80,254
INCOME TAX PROVISION....    36,120      6,550       1,547      (5,446)(f)      38,771
                          --------   --------    --------    --------      ----------
NET INCOME..............  $ 47,463   $ 15,172    $ 10,634    $(31,786)     $   41,483
                          ========   ========    ========    ========      ==========
NET INCOME PER SHARE--
 BASIC..................  $   1.19                                         $     1.57 (g)
                          ========                                         ==========
WEIGHTED AVERAGE
 SHARES--BASIC..........    39,908                                             26,357 (g)
                          ========                                         ==========
NET INCOME PER SHARE--
 DILUTED................  $   1.16                                         $     1.47 (g)
                          ========                                         ==========
WEIGHTED AVERAGE
 SHARES--DILUTED........    40,928                                             31,538 (g)
                          ========                                         ==========


    The accompanying notes are an integral part of these unaudited pro forma financial statements.

                       BUILDING ONE SERVICES CORPORATION

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                     (in thousands, except per share data)

                                          1999
                            Building   Acquisition  Pro Forma
                              One       Companies  Adjustments   Pro Forma
                           ----------  ----------- -----------   ----------
REVENUES ................  $1,265,521    $97,966     $    --     $1,363,487
COST OF SERVICES ........   1,011,305     73,902          --      1,085,207
                           ----------    -------     -------     ----------
  Gross profit ..........     254,216     24,064          --        278,280
SELLING, GENERAL AND
 ADMINISTRATIVE
 EXPENSES................     145,863     22,147     (10,679)(a)    157,331
RESTRUCTURING &
 RECAPITALIZATION
 CHARGES.................       8,020         --          --          8,020
AMORTIZATION OF
 GOODWILL................      11,511         --       1,748 (b)     13,259
                           ----------    -------     -------     ----------
  Income from
   operations............      88,822      1,917       8,931         99,670
OTHER INCOME (EXPENSE):
  Interest expense.......     (21,279)      (183)    (16,835)(c)    (38,297)
  Interest income........       4,674        213      (4,887)(d)         --
  Other..................         128        252         131 (e)        511
                           ----------    -------     -------     ----------
    Income before income
     tax provision.......      72,345      2,199     (12,660)        61,884
INCOME TAX PROVISION.....      32,261      1,378      (4,895)(f)     28,744
                           ----------    -------     -------     ----------
NET INCOME ..............  $   40,084    $   821     $(7,765)    $   33,140
                           ==========    =======     =======     ==========
NET INCOME PER SHARE--
 BASIC...................  $     1.14                            $     1.26 (g)
                           ==========                            ==========
WEIGHTED AVERAGE SHARES--
 BASIC...................      35,311                                26,357 (g)
                           ==========                            ==========
NET INCOME PER SHARE--
 DILUTED.................  $     1.08                            $     1.17 (g)
                           ==========                            ==========
WEIGHTED AVERAGE SHARES--
DILUTED..................      38,900                                31,538 (g)
                           ==========                            ==========


    The accompanying notes are an integral part of these unaudited pro forma financial statements.

                       BUILDING ONE SERVICES CORPORATION

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1. BACKGROUND

   The respective results of operations for the 1998 Acquisition Companies from January 1, 1998 to the dates of the acquisitions were combined with the actual results of operations of the Company and the 1999 Acquisition Companies for the twelve months ended December 31, 1998 and the nine months ended September 30, 1999 to determine the pro forma results of operations for the twelve months ended December 31, 1998.

   The respective results of operations for the 1999 Acquisition Companies from January 1, 1999 to the dates of acquisition were combined with the actual results of operations of Building One for the nine months ended September 30, 1999 to determine the pro forma results of operations for the nine months ended September 30, 1999.

2. ACQUISITIONS

   The results of operations of the acquired businesses are included in the actual results of operations of Building One from the date of acquisition, and the historical balance sheet at September 30, 1999 includes the acquisitions completed by Building One to date. With the exception of the 3 companies acquired during 1998 which were accounted for under the pooling-of-interests method of accounting (the "1998 Pooled Companies"), all acquisitions are accounted for as purchases. The cash consideration associated with the acquisition of the 1999 Acquisition Companies was provided by borrowings under a revolving credit facility.

   Several former owners of the acquired companies have the ability to receive additional amounts of purchase price, payable in cash and common stock in 1999 through 2001, contingent upon the occurrence of future events. Building One will record such contingent consideration as additional purchase price when earned. Building One currently estimates the unearned contingent consideration under these agreements to approximate $85.0 million in cash and shares of common stock as of September 30, 1999.

3. UNAUDITED PRO FORMA BALANCE SHEET ADJUSTMENTS

   The following summarizes unaudited pro forma combined balance sheet adjustments:

     a) Records the utilization of cash on hand at September 30, 1999 to reduce borrowings in connection with acquisitions under the revolving credit facility.

     b) Records the refinancing of debt assumed and outstanding at September 30, 1999 in connection with acquisitions completed prior to that date through borrowings under the revolving credit facility.

     c) Records the funding of amounts due to related parties at September 30, 1999 in connection with acquisitions completed prior to that date through borrowings under the revolving credit facility.

4. UNAUDITED PRO FORMA STATEMENT OF OPERATIONS ADJUSTMENTS

   The following summarizes unaudited pro forma combined statement of operations adjustments:

     a) Reflects the prospective reduction in salaries, bonuses and benefits to the owners of the acquired companies to which they have agreed. These reductions in salaries, bonuses and benefits are in accordance with the terms of the employment agreements. Such employment agreements are primarily for three years, contain restrictions related to competition and provide severance for termination of employment in certain circumstances. Also reflects the reduction in one-time non-recurring acquisition costs related to the 1998 Pooled Companies. These costs consist of legal, accounting and broker fees.

     b) Reflects the amortization of goodwill to be recorded as a result of the acquisitions over a 40-year estimated life.

                       BUILDING ONE SERVICES CORPORATION

     c) Represents the adjustment necessary to reflect interest expense related to borrowings under the Revolving and Term Credit Facility, Senior Subordinated Notes and Convertible Junior Subordinated Debentures to finance the tender offer and to fund the cash portion of the purchase price and the assumption of debt related to the 1999 Acquisition Companies. A summary of the historical and pro forma debt outstanding and a summary of the pro forma interest expense (including amounts recognized in the historical financial statements) assuming the acquisitions occurred on January 1, 1998, follows in
  Note 5.

     d) Reflects the reduction to historical interest income related to existing and acquired cash, all of which is assumed to be used for the acquisition of the 1998 and 1999 Acquisition Companies.

     e) Reflects the elimination of minority interest associated with the acquisition of the remaining 50% interest of a company that was originally 50% owned by Building One.

     f) Reflects the incremental provision for federal and state income taxes relating to the compensation differential and other pro forma adjustments discussed in this Note 4 as well as income taxes on S Corporation earnings.

                       BUILDING ONE SERVICES CORPORATION

     g) The calculation of the weighted average shares outstanding and the basic and diluted earnings per share include the following (in thousands, except per share amounts):

                                                    Twelve Months  Nine Months
                                                        Ended         Ended
                                                    December 31,  September 30,
                                                        1998          1999
                                                    ------------- -------------
      Weighted Average Shares Outstanding:
      Weighted average shares outstanding--basic..      26,357        26,357
      Incremental effect of conversion of
       Convertible Junior Subordinated
       Debentures.................................       4,586         4,586
      Incremental effect of contingently issuable
       shares.....................................         443           443
      Incremental effect of options and warrants
       on shares outstanding......................         152           152
                                                      --------      --------
      Weighted average shares outstanding--
       diluted....................................      31,538        31,538
                                                      ========      ========
      Net of Tax Interest Effect for Convertible
       Junior Subordinated Debentures:
      Principal of Convertible Junior Subordinated
       Debentures.................................    $103,190      $103,190
      Annual interest at 7.5%.....................       7,739         7,739
      Percentage of year..........................         100%           75%
                                                      --------      --------
      Interest at coupon rate.....................       7,739         5,804
      Amortization of deferred issue costs........         356           267
                                                      --------      --------
      Interest on Convertible Junior Subordinated
       Debentures.................................       8,095         6,071
      One minus tax rate..........................          61%           61%
                                                      --------      --------
      Net of tax interest cost....................    $  4,938      $  3,703
                                                      ========      ========
      Basic Earnings Per Share:
      Net income..................................    $ 41,483      $ 33,140
      Basic weighted average shares outstanding...      26,357        26,357
                                                      --------      --------
      Basic earnings per share....................    $   1.57      $   1.26
                                                      ========      ========
      Diluted Earnings Per Share:
      Net Income..................................    $ 41,483      $ 33,140
      Interest expense on Convertible Junior
       Subordinated Debentures, net of tax........       4,938         3,703
                                                      --------      --------
      Net income on an if-converted basis.........    $ 46,421      $ 36,843
      Diluted weighted average shares
       outstanding................................      31,538        31,538
                                                      --------      --------
      Diluted earnings per share..................    $   1.47      $   1.17
                                                      ========      ========

                       BUILDING ONE SERVICES CORPORATION

5. UNAUDITED PRO FORMA INTEREST EXPENSE (in thousands)

                                                                                    Interest Expense
                                                                               -------------------------------
                                                    September 30,              Twelve Months      Nine Months
                                                      1999 Pro                     Ended             Ended
                          September 30,  Pro Forma      Forma     Interest     December 31,      September 30,
                          1999 Balances Adjustments   Balances      Rate           1998              1999
                          ------------- ----------- ------------- --------     -------------     -------------
Short -Term Senior Debt:
 Historical September
  30, 1999 short-term
  debt..................    $  3,106     $ (3,106)    $     --                    $    --           $    --
                            --------     --------     --------                    -------           -------
   Total short-term
    senior debt/interest
    expense.............    $  3,106     $ (3,106)    $     --                    $    --           $    --
                            ========     ========     ========                    =======           =======
Long-Term Senior Debt:
 Historical September
  30, 1999 Revolving
  Credit Facility.......    $116,500     $ (8,107)    $108,393      7.73%(i)      $ 8,379           $ 6,284
 Historical September
  30, 1999 Term Credit
  Facility..............     124,375           --      124,375      7.73%(i)        9,614             7,211
 Historical September
  30, 1999 other long-
  term debt.............       2,332       (2,332)          --                         --                --
 Refinance short-term
  debt..................          --        3,106        3,106      7.73%(i)          240               180
 Commitment Fees........          --           --           --                        568 (iv)          426
 Amortization of
  deferred debt issue
  costs.................          --           --           --                      1,889 (v)         1,417
                            --------     --------     --------                    -------           -------
   Total long-term
    senior debt/interest
    expense.............    $243,207     $ (7,333)    $235,874      8.77%         $20,690           $15,518
                            ========     ========     ========     ======         =======           =======
Long-Term Senior
 Subordinated Debt:
 Historical September
  30, 1999 Senior
  Subordinated Notes....    $200,000     $     --     $200,000     10.50%(ii)     $21,000           $15,750
 Discount/amortization
  on issuance of Senior
  Subordinated Notes....      (4,320)          --       (4,320)                       451 (vi)          338
 Amortization of
  related deferred debt
  issue costs...........          --           --           --                        825 (vii)         619
                            --------     --------     --------                    -------           -------
   Total long-term
    senior subordinated
    debt/interest
    expense.............    $195,680     $     --     $195,680     11.38%         $22,276           $16,707
                            ========     ========     ========     ======         =======           =======
Long-Term Convertible
 Junior Subordinated
 Debt:
 Historical September
  30, 1999 Convertible
  Junior Subordinated
  Debentures............    $103,190     $     --     $103,190      7.50%(iii)    $ 7,739           $ 5,804
 Amortization of
  related deferred debt
  issue costs...........          --           --           --                        357 (viii)        268
                            --------     --------     --------                    -------           -------
   Total long-term
    convertible junior
    subordinated
    debt/interest
    expense.............    $103,190     $     --     $103,190      7.85%         $ 8,096           $ 6,072
                            ========     ========     ========     ======         =======           =======
Total debt/interest
 expense................    $545,183     $(10,439)    $534,744      9.55%         $51,062           $38,297
                            ========     ========     ========     ======         =======           =======

--------
(i) Represents the current borrowing rates under the BOSC Credit Facility.
(ii) Represents the coupon interest rate for the Senior Subordinated Notes.
(iii) Represents the coupon interest rate for the Convertible Junior Subordinated Debentures.
(iv) Represents commitment fees on unused capacity on the BOSC Credit Facility at an annual rate of 0.5%.
(v) Represents amortization of deferred debt issue costs over the remaining life of the BOSC Credit Facility.
(vi) The Senior Subordinated Notes were issued at 97.746%, or a discount of $4,508, which is being amortized to interest expense over the ten-year life of these notes.
(vii) Represents amortization of deferred debt issue costs over the ten-year life of these Senior Subordinated Notes.
(viii) Represents amortization of deferred debt issue costs over the thirteen-year life of these Convertible Junior Subordinated Debentures.

(c)  Exhibits.

  23.01   Consent of KPMG LLP.

  99.01 Audited consolidated balance sheet of GroupMAC as of December 31, 1998 and 1997, and the related consolidated statements of income and cash flows for each of the three years in the period ended December 31, 1998.

  99.02 Unaudited consolidated balance sheet of GroupMAC as of September 30, 1999, unaudited consolidated statements of income and retained earnings for the three months ended September 30, 1999 and September 30, 1998 and for the nine months ended September 30, 1999 and September 30, 1998 and unaudited consolidated statements of cash flows for the nine months ended September 30, 1999 and September 30, 1998.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BUILDING ONE SERVICES CORPORATION


Dated:  November 24, 1999            By: /s/ F. Traynor Beck
                                        ----------------------------------------
                                        F. Traynor Beck
                                        Executive Vice President,
                                        General Counsel and Secretary

                                 EXHIBIT INDEX

Exhibit
-------

23.01  Consent of KPMG LLP.

99.01 Audited consolidated balance sheet of GroupMAC as of December 31, 1998 and 1997, and the related consolidated statements of income and cash flows for each of the three years in the period ended December 31, 1998.

99.02 Unaudited consolidated balance sheet of GroupMAC as of September 30, 1999, unaudited consolidated statements of income and retained earnings for the three months ended September 30, 1999 and September 30, 1998 and for the nine months ended September 30, 1999 and September 30, 1998 and unaudited consolidated statements of cash flows for the nine months ended September 30, 1999 and September 30, 1998.